Summary Prospectus | March 1, 2020
Core Bond Series
Class/Ticker: S/EXCRX I/EXCIX W/MCBWX Z/MCBZX
This is the Summary Prospectus of the Core Bond Series - Class S, Class I, Class W, and Class Z Shares, a series of Manning & Napier Fund, Inc. (the “Fund”). Before you invest, you may want to review the prospectus of the Series, which contains more information about the Series and its risks. You can find the prospectus and other information about the Series, including the Series’ statement of additional information and most recent reports to shareholders, online at www.manning-napier.com/documents. You can also get this information at no cost from the Fund by calling 1-800-466-3863, by sending an email to orders@mysummaryprospectus.com, or from your financial intermediary. The Series’ prospectus and statement of additional information, both dated March 1, 2020, as each may be amended or supplemented, are incorporated into this Summary Prospectus.
Beginning on February 25, 2021, as permitted by Securities and Exchange Commission regulations, paper copies of the Series’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary or, if you are a direct investor, by visiting www.manning-napier.com or calling 1-800-466-3863.
You may elect to receive all future annual and semi-annual reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by visiting www.manning-napier.com or calling 1-800-466-3863. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all series of the Fund if you invest directly with the Fund.
Investment Goal
The Series’ investment objective is to provide long-term total return by investing primarily in fixed income securities.
Fees and Expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the Series. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Class I shares or Class Z shares, which are not reflected in the table or the Example below.
CLASS	I	S	W	Z
Shareholder Fees (fees paid directly from your investment)	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1]	0.25%	0.25%	0.25%	0.25%
Distribution and Service (12b-1) Fees[2]	None	0.25%	None	None
Other Expenses[3]	0.26%	0.26%	0.14%	0.14%
Total Annual Fund Operating Expenses[4]	0.51%	0.76%	0.39%	0.39%
Less Fee Waivers and/or Expense Reimbursements[5]	(0.06)%	(0.06)%	(0.34)%	(0.09)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[4]	0.45%	0.70%	0.05%	0.30%
[1]	Management fees have been restated to reflect contractual changes to the management fees paid by the Series.
[2]	Distribution and Service (12b-1) Fees for Class S shares have been restated to reflect the implementation of a 0.25% 12b-1 Fee.
[3]	Other expenses have been restated to reflect current fees.
[4]	The total annual fund operating expenses in this fee table may not correlate to the expense ratios in the financial highlights in the prospectus (and in the Series’ financial statements) because (a) management fees have been restated to reflect contractual changes to the management fees paid by the Series; (b) Distribution and Service (12b-1) Fees for Class S shares have been restated to reflect the implementation of a 0.25% 12b-1 Fee; (c) other expenses have been restated to reflect current fees; and (d) the financial highlights include only the Series’ direct operating expenses and do not include fees and expenses incurred indirectly by the Series through its investments in other investment companies.
[5]	Manning & Napier Advisors, LLC (the Advisor) has contractually agreed to waive the management fee for the Class W shares. In addition, pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses of each Class, exclusive of Distribution and Service (12b-1) Fees and waived Class W management fees (collectively, “excluded expenses”), do not exceed 0.45% of the average daily net assets of the Class S and Class I shares, 0.30% of the average daily net assets of the Class Z shares, and 0.05% of the average daily net assets of the Class W shares. These contractual waivers are expected to continue indefinitely, and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor’s agreement to limit each Class’s operating expenses is limited to direct operating expenses and, therefore, does not apply to acquired fund fees and expenses, which are indirect expenses incurred by the Series through its investments in other investment companies. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.
Example
The Example below is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same (taking into account the Advisor's contractual waivers). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
CLASS	I	S	W	Z
1 Year	$46	$72	$5	$31
3 Years	$144	$224	$16	$97
5 Years	$252	$390	$28	$169
10 Years	$567	$871	$64	$381
Portfolio Turnover
The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Series shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the Series. During the most recent fiscal year, the portfolio turnover rate of the Series was 66% of the average value of its portfolio.
Principal Investment Strategies
The Series will invest, under normal circumstances, at least 80% of its assets in investment grade bonds and other financial instruments, principally derivative instruments and exchange-traded funds (ETFs), with economic characteristics similar to bonds. For purposes of this policy, bonds may include U.S. dollar denominated fixed income securities issued by U.S. corporations, foreign corporations (e.g., yankee bonds), the U.S. Government or its agencies or instrumentalities, foreign governments or their agencies or instrumentalities (e.g., the Korean Development Bank) and supranational entities (e.g., the World Bank); inflation protected securities; convertible securities; mortgage-backed and asset-backed securities; and mortgage dollar rolls, which are transactions in which the Series sells a mortgage-backed security and simultaneously contracts to purchase similar securities on a specified future date at a predetermined price. The mortgage- and asset-backed securities in which the Series principally invests are issued by U.S. Government agencies (such as GNMA, FNMA, and FHLMC) and private issuers and entitle the holders to a pro rata share of the cash flows generated by the instruments underlying the security (principally residential and commercial mortgages, credit card receivables and car loans). The Series may purchase shares of ETFs, including to establish a diversified position in a particular market sector or to manage cash flows. The Advisor believes that purchasing ETFs may allow it to manage the Series’ portfolio more efficiently than would otherwise be possible.
The Series may buy and sell futures contracts based on investment grade credit securities primarily for cash management purposes.
Bond Selection Process — When investing in fixed income securities, the Advisor attempts to identify sectors, as well as individual securities within those sectors, that offer yields and credit spreads sufficient to compensate the Series for the risks specific to a given sector or security. A credit spread is the difference between the yield of a U.S. Treasury security and the yield of another fixed income security with a similar maturity. When investing in mortgage- and asset-backed securities, the Advisor also considers the prepayment speeds of the securities. Prepayment speed is the estimated rate at which borrowers will pay off the underlying loans ahead of schedule.
In analyzing the relative attractiveness of sectors and/or individual securities, the Advisor considers:
•	The relevant economic conditions and sector trends.
•	The interest rate sensitivities of the particular sectors and securities.
•	The yield differentials across sectors, credit qualities, mortgage- and asset-backed security types, and maturities.
•	“Bottom-up” factors such as issuer-specific credit metrics for corporate bonds and scenario analysis, collateral-level analysis, and issuer/servicer analysis for mortgage- and asset-backed securities.
Maturity and Portfolio Duration — The Series is not subject to any maturity or duration restrictions but will vary its average dollar weighted portfolio maturity and duration depending on the Advisor’s outlook for yields. For example, the Advisor may invest in longer-term bonds when it expects yields to fall in order to realize gains for the Series. Likewise, the Advisor may invest in shorter-term bonds when it expects yields to rise. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in yields. The prices of fixed income securities with shorter durations generally will be less affected by changes in yields than the prices of fixed income securities with longer durations. For example, a 10 year duration means the fixed income security will decrease in value by 10% if yields rise 1% and increase in value by 10% if yields fall 1%.
Credit Quality — The Series will principally invest in investment grade securities, those securities rated BBB- or above by S&P or Baa3 or above by Moody’s (or determined to be of equivalent quality by the Advisor). If a security purchased by the Series is downgraded below investment grade after purchase, the Advisor will review the security to determine if it remains an appropriate investment.
The Series may engage in active and frequent trading of portfolio securities. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance and may increase the likelihood of capital gain distributions.
Securities issued by governments and supranational entities may be sold to adjust the Series’ duration and/or yield curve positioning.
Other securities may be sold for one or more of the following reasons:
•	they no longer meet the selection criteria under which they were purchased;
•	their relative value has declined (the spread has tightened such that they are no longer considered attractively priced);
•	a more attractive investment opportunity is identified.
There are no prescribed limits on the sector allocation of the Series’ investments and, from time to time, the Series may focus its investments in one or more sectors.
Principal Risks of Investing in the Series
As with all mutual funds, there is no guarantee that the Series will achieve its investment objective. You could lose money by investing in the Series.
Management risk — The value of your investment may decline if the Advisor’s judgments about the attractiveness, relative value or potential appreciation of a particular security or strategy prove to be incorrect.
Market risk — Because the Series invests in fixed income securities, the value of your investment will fluctuate in response to changes in interest rates and/or credit spreads, even though such changes will not affect the interest income derived from portfolio securities. The value of your investment will also fluctuate in response to changes in repayment speeds. You could lose money on your investment in the Series or the Series could underperform if any of the following occurs:
•	U.S. and/or foreign bond markets decline.
•	The issuer of a fixed income security owned by the Series defaults on its obligation to pay principal and/or interest or has its credit rating downgraded; this risk is greater for lower quality bonds.
•	Interest rates rise and/or credit spreads widen. These events alone or in combination can cause bond prices to fall and reduce the value of the Series’ portfolio. Longer-term bonds have greater sensitivity to, and will therefore experience greater fluctuations in response to, interest rate changes than shorter-term bonds.
•	The issuers of high interest debt obligations pay off the debts earlier than expected when interest rates fall, and the Series has to reinvest the proceeds at lower yields (prepayment risk), or the issuers of lower interest rate debt obligations pay off the debts later than expected when interest rates rise, thus keeping the Series’ assets tied up in lower yield debt obligations (extension risk).
Current market conditions may pose heightened risks for the Series. While interest rates in the U.S. are near historic lows, changes in government policy, including the Federal Reserve ending its quantitative easing program and raising the federal funds rate, have increased the risk that interest rates will continue to rise in the near future. An increase in interest rates may, in turn, increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by the Series. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. As a result of these conditions, the Series’ value may fluctuate and/or the Series may experience increased redemptions from shareholders, which may impact the Series’ liquidity or force the Series to sell securities into a declining or illiquid market.
Risk of mortgage dollar rolls — The Series’ mortgage dollar rolls could lose money if the price of the mortgage-backed securities sold falls below the agreed upon repurchase price, or if the counterparty is unable to honor the agreement.
Foreign securities risk — Because the Series may invest in securities of foreign issuers, the Series is subject to additional risks. These include risks of adverse changes in foreign economic, political, regulatory and other conditions. The prices of foreign fixed income securities may, at times, move in a different direction than the prices of fixed income securities issued in the United States.
Risks related to ETFs — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. The Series will also bear its proportionate share of the expenses of the purchased ETF in addition to its own expenses.
Inflation protected security risk — The value of inflation protected fixed income securities, including Treasury Inflation Protected Securities (TIPS), generally will fluctuate in response to changes in “real” interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.
Convertible securities risk — The Series’ investments in convertible securities are subject to interest rate risk and credit risk, similar to fixed income securities. In addition, they are also subject to the risk that the price of the underlying common stock will go down, which may cause a proportionate (or disproportionate) decline in the price of the convertible security.
U.S. Government securities risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources, and, therefore, such obligations are not backed by the full faith and credit of the United States government.
Mortgage- and asset-backed securities risks — The Series' investments in mortgage-backed and asset-backed securities may subject it to the following additional risks:
•	Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.
•	Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.
Risks of lower-rated investment grade securities — Securities with the lowest ratings within the investment grade categories carry more risk than those with the highest ratings. When a Series invests in securities in the lower rating categories, the achievement of its goals is more dependent on the Advisor’s ability than would be the case if the Series were to invest in higher-rated securities within the investment grade categories. The Advisor seeks to minimize this risk through investment analysis and attention to current developments in interest rates and economic conditions.
Futures risk – The Series is subject to the following risks due to its ability to invest in futures:
•	Futures, like all derivatives, can be extremely sensitive to changes in the market value of the underlying investment, and changes in the value of a futures contract may not correlate perfectly with the underlying investment.
•	The Series may not be able to receive amounts payable to it under its futures contracts as quickly as it may be able to sell or otherwise obtain payments from other investments, so the Series’ investments in such contracts may not be as liquid as the Series’ other investments.
Sector focus risk — Because the Series' investments may, from time to time, be more heavily invested in a particular sector or sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Series' share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.
LIBOR replacement risk – The elimination of the London Inter-Bank Offered Rate (“LIBOR”) may adversely affect the interest rates on, and value of, certain Series investments for which the value is tied to LIBOR. The U.K. Financial Conduct Authority has announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Alternatives to LIBOR are established or in development in most major currencies, including the Secured Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Series. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Series until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.
Portfolio turnover risk — The Series is subject to portfolio turnover risk because it may engage in active and frequent trading of portfolio securities. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Series. Shareholders may pay tax on such capital gains.
Liquidity risk — The Series is subject to the risk that, at certain times, its securities may be difficult or impossible to sell at the time and the price that the Series would like. The Series may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on the Series’ management or performance.
Large redemption risk — Certain institutions or individuals may from time to time own (beneficially or of record) or control a significant percentage of the Series’ shares. Redemptions by these institutions or individuals in the Series may impact the Series’ liquidity and net asset value (NAV). These redemptions may also force the Series to sell securities, which may cause the Series to experience a loss (particularly during periods of declining or illiquid markets), as well as cause the Series’ portfolio turnover rate and transaction costs to rise, which may negatively affect the Series’ performance and increase the likelihood of capital gain distributions for remaining shareholders.
The risks above could contribute to a decline in the value of the Series’ investments and, consequently, the share price of the Series.

Summary of Past Performance
The bar chart and average annual total return table provide some indication of the risks of investing in the Series. The bar chart shows the variability in the performance of the Series by showing changes in the performance of the Class S shares of the Series for each of the last ten calendar years. The total return table shows how the average annual total returns for the Class S and Class I shares of the Series for different periods compare to those of a broad-based securities index. The Series’ Class I shares commenced operations on August 3, 2015, and all performance below for the periods prior to that date reflect the performance of the Series’ Class S shares. No performance is shown for the Class W and Class Z shares of the Series, because they do not have a full calendar year of operations. Except for differences in returns resulting from differences in expenses, the classes would have substantially similar returns because each class invests in the same portfolio of securities. Past performance (both before and after taxes) does not necessarily indicate how the Series will perform in the future. Quarterly performance information of the Series is available at www.manning-napier.com.
Calendar Years Ended December 31
Quarterly Returns
Highest (quarter ended 09/30/2010): 4.41%
Lowest (quarter ended 06/30/2013): (3.13)%
Average Annual Total Returns For Periods Ended December 31, 2019
	1 Year	5 Years	10 Years
Class S Shares
Return Before Taxes	8.18%	2.62%	3.99%
Average Annual Total Returns For Periods Ended December 31, 2019
	1 Year	5 Years	10 Years
Return After Taxes on Distributions	7.30%	1.71%	2.74%
Return After Taxes on Distributions and Sale of Series Shares	4.84%	1.61%	2.64%
Class I Shares – Return Before Taxes	8.38%	2.83%	4.09%
Index: (reflects no deduction for fees, expenses, or taxes)
Bloomberg Barclays U.S. Aggregate Bond Index	8.72%	3.05%	3.75%
The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The after-tax figures are shown for one share class only, and would be different for the other share class. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Series shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Investment Advisor
The investment advisor of the Series is Manning & Napier Advisors, LLC.
Portfolio Managers
A portfolio management team made up of investment professionals employed by the Advisor is jointly and primarily responsible for making all of the Series’ investment decisions. The following investment professionals serve on the Series’ Portfolio Management Team:
Marc Bushallow, CFA®
Managing Director of Fixed Income, has managed the Series since 2008.
R. Keith Harwood
Director of Credit Research, has managed the Series since 2005.
Purchase and Sale of Series Shares
You may purchase or redeem shares of the Series on any day the New York Stock Exchange (NYSE) is open. The minimum initial investment of the Class S shares of the Series is $2,000. The minimum initial investment for the Class I and Class Z shares of the Series is $1,000,000. The minimum initial investments of the Class S, Class I and Class Z shares are waived for certain qualified retirement plans and discretionary investment accounts of the Advisor. In addition, the Class S shares investment minimum is waived for participants in an automatic investment program who invest at least $1,000 in a 12-month period. There is no minimum initial investment for the Class W shares. There is no minimum for subsequent investments. You may purchase or redeem shares of the Series held directly with the Fund by mail (Manning & Napier Fund, Inc., P.O. Box 9845, Providence, RI 02940-8045), by Internet (www.manning-napier.com), by telephone (1-800-466-3863) or by wire. Shareholders holding shares through a financial intermediary should contact their financial intermediary to learn how to place purchase and redemption orders.
Shares of the Series may be purchased from time to time by the Advisor for the accounts of its advisory clients who utilize discretionary account management services provided by the Advisor or its affiliates. Purchases and sales of Series shares for these clients are made at the Advisor’s discretion pursuant to client authorization.
Tax Information
The distributions made by the Series generally are taxable, and will be taxed as ordinary income or capital gains. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, you will generally not be subject to federal taxation on Series distributions until you begin receiving distributions from your tax-deferred arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Series’ shares through a broker-dealer or other financial intermediary (such as a bank), the Series and its related companies may pay the intermediary for the sale of Series shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Series over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
EXCRX Summ 03/01/2020